UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

TEN Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42515	99-1291725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1170 Wheeler Way Langhorne, PA	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 1.800.909.9598

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XHLD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Termination of RyuShin Advisors LLC Advisory Agreement

On July 20, 2026, TEN Holdings, Inc. (the “Company”) provided written notice to RyuShin Advisors LLC of its intent to terminate, effective immediately, the Follow-On Offering Advisory Agreement, dated February 18, 2025, by and between the Company and RyuShin Advisors LLC (the “RyuShin Agreement”). The Company has determined that the RyuShin Agreement and the Company’s rights under the RyuShin Agreement are no longer necessary in light of the Company’s strategy going forward. The material terms of the RyuShin Agreement are summarized in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2025. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the RyuShin Agreement, filed as Exhibit 10.21 to the above-referenced Quarterly Report on Form 10-Q and incorporated herein by reference.

Termination of PeakValue, LLC Master Services Agreement

On July 20, 2026, the Company provided written notice to PeakValue, LLC of its intent to terminate the Master Services Agreement, dated February 18, 2025, by and between the Company and its operating entity, Ten Events, Inc., and PeakValue, LLC (the “PeakValue Agreement”). The Company has determined that the PeakValue Agreement and the Company’s rights under the PeakValue Agreement are no longer necessary in light of the Company’s strategy going forward. The material terms of the PeakValue Agreement are summarized in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 20, 2025. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the PeakValue Agreement, filed as Exhibit 10.22 to the above-referenced Quarterly Report on Form 10-Q and incorporated herein by reference.

Termination of Cherish Gloss Group Limited Capital Market Services Agreement

On July 20, 2026, the Company provided written notice to Cherish Gloss Group Limited of its election to terminate, pursuant to the terms thereof, the Capital Market Services Agreement, dated February 18, 2025, by and between the Company and Cherish Gloss Group Limited (the “Cherish Gloss Agreement”). The Company has determined that the Cherish Gloss Agreement and the Company’s rights under the Cherish Gloss Agreement are no longer necessary in light of the Company’s strategy going forward. The termination of the Cherish Gloss Agreement is effective upon 90 days’ written notice, or on October 18, 2026. The material terms of the Cherish Gloss Agreement are summarized in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 20, 2025. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Cherish Gloss Agreement, filed as Exhibit 10.23 to the above-referenced Quarterly Report on Form 10-Q and incorporated herein by reference.

Termination of Jipsy Trade Limited Consultancy Agreement

On July 20, 2026, the Company provided written notice to Jipsy Trade Limited of its election to terminate, pursuant to the terms thereof, the Consultancy Agreement, dated February 18, 2025, by and between the Company and Jipsy Trade Limited (the “Jipsy Trade Agreement”). The Company has determined that the Jipsy Trade Agreement and the Company’s rights under the Jipsy Trade Agreement are no longer necessary in light of the Company’s strategy going forward. The termination of the Jipsy Trade Agreement is effective upon 30 days’ written notice, or on August 19, 2026. The material terms of the Jipsy Trade Agreement are summarized in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 20, 2025. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Jipsy Trade Agreement, filed as Exhibit 10.24 to the above-referenced Quarterly Report on Form 10-Q and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On July 23, 2026, Mr. Yuji Ishida, a member of the Board of Directors (the “Board”) of the Company, notified the Board of his resignation as a member of the Board, including his role as member and chair of the Audit Committee of the Board, effective immediately. Mr. Ishida’s resignation was not due to any disagreement with the Company, its management, or the Board on any matter relating to the Company’s operations, policies or practices.

Appointment of Director

On July 24, 2026, the Board appointed Mr. Kevin Cheong Jia Jin, effective immediately, to fill the vacancy on the Board created by the departure of Mr. Ishida. Mr. Cheong Jia Jin will serve on the Board until the Company’s 2026 annual meeting of shareholders or until his successor is duly elected and qualified or his earlier resignation or removal. The Board also appointed Mr. Cheong Jia Jin to serve as a member of the Compensation Committee of the Board (the “Compensation Committee”).

As compensation for service as a non-employee director Mr. Cheong Jia Jin will receive an annual cash retainer of $10,000.

The Company also entered into its standard form of indemnification agreement with Mr. Cheong Jia Jin, pursuant to which the Company has agreed to indemnify Mr. Cheong Jia Jin to the maximum extent of the coverage permitted by applicable law.

There were no arrangements or understandings pursuant to which Mr. Cheong Jia Jin was appointed as a director or member of the Compensation Committee and, since the beginning of the Company’s last fiscal year, Mr. Cheong Jia Jin has not engaged in any transaction with the Company that would be reportable as a related person transaction under Item 404(a) of Regulation S-K.

The Board has determined that Mr. Cheong Jia Jin will be “independent” as defined under applicable NASDAQ Marketplace Rules at the time of his appointment.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished or filed with this report, as applicable:

Exhibit No.	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEN HOLDINGS, INC.

Date: July 24, 2026	By:	/s/ Virgilio Torres
Virgilio Torres
Chief Executive Officer and Chief Financial Officer